                                                                    EXHIBIT 10.d


                                                      EXECUTION COPY



                               FIRST AMENDMENT TO
                            CASH COLLATERAL AGREEMENT


         THIS FIRST AMENDMENT TO CASH COLLATERAL AGREEMENT dated as of July 22, 1994 by and between MARRIOTT DIVERSIFIED AMERICAN HOTELS, L.P. (the "Borrower") and NATIONSBANK OF GEORGIA, NATIONAL ASSOCIATION, formerly known as The Citizens and Southern National Bank (the "Lender").

         WHEREAS, the Borrower and the Lender entered into that certain Amended and Restated Loan Agreement dated as of June 30, 1993 (the "Loan Agreement");

         WHEREAS, in connection with the Loan Agreement, the Borrower and the Lender entered into that certain Cash Collateral Agreement dated as of June 30, 1993 (the "Cash Collateral Agreement"); and

         WHEREAS, the Borrower and the Lender desire to amend the Cash Collateral Agreement to modify the terms thereof relating to deposits into and withdrawals from the FF&E Account to permit funding of the FF&E Account to be on a net basis, and for other purposes.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto do hereby agree as follows:

         Section 1. Specific Amendments to Cash Collateral Agreement.
                    ------------------------------------------------

         (a) The Cash Collateral Agreement is amended by deleting Section 5 thereof in its entirety and substituting in lieu thereof the following:

                "Section 5. FF&E Account. (a) On the Closing Date, the
                            ------------
         Borrower shall cause all FF&E Reserves (as defined in the Existing Management Agreement) to be deposited into the FF&E Account. Except for Earnings on the FF&E Account, and except as contemplated by the Management Agreement and the Assignment with respect to the FF&E Account, no other funds shall be deposited into the FF&E Account and the Borrower shall not commingle funds on deposit in the FF&E Account with its other funds or funds of any other Person. The Borrower and the Manager agree that funds on deposit in the FF&E Account (including Earnings thereon) may only be used for the purpose of payment of the costs of FF&E Replacements (as defined in the Management Agreement) as contemplated by Section 7.02 of the Management Agreement and by the Assignment.

                (b) Only the Lender shall have authority to withdraw any funds on deposit in the FF&E Account. So long as no Event of Default shall have occurred and be in
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         existence, the Lender will disburse to the Manager funds on deposit in
                    -----------------------------------------------------------
         the FF&E Account upon by the Lender of (i) a written request (an "FF&E
         ----------------------------------------------------------------------
         Account Disbursement Request") in the form of Annex I attached hereto
         ----------------------------------------------------------------------
         purportedly signed by (A) the manager or the controller of the Hotel
         ----------------------------------------------------------------------
         thereby requesting a disbursement from the FF&E Account and (B) an
         ------------------------------------------------------------------
         officer of the Manager designated by the Manager as being authorized to
         -----------------------------------------------------------------------
         sign an FF&E Account Disbursement Request pursuant to the most recent
         ---------------------------------------------------------------------
         written notice (a "Manager Representative Authorization") to the Lender
         -----------------------------------------------------------------------
         in the form of Annex II attached hereto which notice identifies no more
         -----------------------
         than four such officers of the Manager and (ii) the written approval of an authorized representative of the Lender designated by the Lender pursuant to a written notice to the Manager in the form of Annex III attached hereto as a signatory with respect to the FF&E Account. The Lender shall make the amount of any such disbursement permitted hereunder available to the Manager within three Business Days of
                                            --------------------------
         receipt by the Lender of the applicable FF&E Account Disbursement Request. The Lender shall be entitled to rely entirely and conclusively upon any and all information, statements and other matters set forth in any FF&E Account Disbursement Request or Manager Representative Authorization received by it.

                (c) Provided the Lender acts in accordance with the immediately preceding subsection (b), each of the Borrower and Manager jointly and severally agrees to indemnify and hold the Lender harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Lender in any way relating to or arising out of withdrawals from the FF&E Account in the manner described in this Section, or any action taken or omitted by the Lender in conformity with this Section (including, without limitation, reasonable attorney's fees). The effectiveness of this subsection (c) shall survive the termination of this Agreement."

         (b) The Cash Collateral Agreement is amended by adding as Annexes I and II thereto, respectively, Annexes I and II attached hereto.

         Section 2. Conditions Precedent. The effectiveness of this First
                    --------------------
Amendment is subject to the condition precedent that the Lender receive each of the following, in form and substance satisfactory to the Lender.

         (a) A First Amendment to Amended and Restated Assignment of Management Agreement dated as of the date hereof duly executed and delivered by the Borrower and the Manager;

         (b) The initial Manager Representative Authorization duly completed by the Manager;

         (c) Evidence that all appropriate administrative actions necessary to remove the current signatories to the FF&E Account have been taken, including without limitation, modification or termination of current signature cards for the FF&E Account; and

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         (d)    Such other documents, instruments and agreements as the Lender may reasonably request.

         Section 3. Representations.
                    ---------------

         (a)    Authorization. The Borrower represents to the Lender that the
                -------------
Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this First Amendment and to perform the Cash Collateral Agreement, as amended by this First Amendment, in accordance with its terms. This First Amendment has been duly executed and delivered by the duly authorized officers of the Borrower, and each of this First Amendment and the Cash Collateral Agreement, as amended by this First Amendment, is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.

         (b)    Compliance with Laws, etc. The Borrower represents to the Lender
                -------------------------
that the execution and delivery of this First Amendment, and the performance of the Cash Collateral Agreement, as amended by this First Amendment, in accordance with its terms do not and will not, by the passage of time, the giving of notice or otherwise: (i) require the prior approval of any Governmental Authority or violate any provision of any constitution, statute, rule, regulation, ordinance or order of any Governmental Authority or any decree of any court, tribunal or arbitrator applicable to the Borrower; (ii) conflict with, result in a breach of or constitute a default under the articles of incorporation or by-laws of the Borrower, or any indenture, agreement or other instrument to which the Borrower is a party or by which it or any of its properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower other than in favor of the Lender.

         Section 4. References to the Cash Collateral Agreement. Each reference
                    -------------------------------------------
to the Cash Collateral Agreement in any of the Loan Documents shall be deemed to be a reference to the Cash Collateral Agreement, as amended by this First Amendment.

         Section 5. Expenses. The Borrower shall reimburse the Lender upon
                    --------
demand for the costs and expenses (including attorneys' fees) incurred by the Lender in the preparation, negotiation and execution of this First Amendment and the other agreements and documents executed and delivered in connection herewith in an amount not to exceed $2,000.

         Section 6. Benefits. This First Amendment shall be binding upon and
                    --------
shall inure to the benefit of the parties hereto and their respective successors and assigns.

         Section 7. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY,
                    -------------
AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

         Section 8. Effect. This First Amendment shall be effective as of the
                    ------
date hereof This First Amendment shall not be construed to constitute a waiver of any Default or Event of Default occurring or in existence prior to the date hereof. Except as expressly herein amended, the terms and conditions of the Cash Collateral Agreement shall remain in full force and effect.

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         Section 9.  Counterparts. This First Amendment may be executed in any
                     ------------
number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

         Section 10. Definitions. Capitalized terms not otherwise defined herein
                     -----------
are used herein with the respective definitions given them in the Loan
Agreement.


                         [Signatures on Following Page]

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         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Cash Collateral Agreement to be executed under seal by their duly authorized officers as of the date first above written.

                                  MARRIOTT DIVERSIFIED AMERICAN
                                   HOTELS, L.P.

                                  By: Marriott MDAH One Corporation, its General
                                      Partner


                                      By /s/ C.G. Townsend
                                        ----------------------------------------
                                        Name:  C.G. Townsend
                                             -----------------------------------
                                        Title:  Vice President
                                              ----------------------------------

                                   NATIONSBANK OF GEORGIA, NATIONAL
                                    ASSOCIATION

                                   By:  AMRESCO-INSTITUTIONAL, INC., a
                                        Delaware corporation, its authorized
                                        agent


                                      By: /s/ James R. Bradley
                                         ---------------------------------------
                                         Name:  James R. Bradley
                                              ----------------------------------
                                         Title:  Authorized Representative


Agreed and Acknowledged:

MARRIOTT INTERNATIONAL, INC.


By /s/ Randall L. Frazier
  -----------------------------------
  Name:  Randall L. Frazier
       ------------------------------
  Title: Vice President
        -----------------------------

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                                     ANNEX I
                    FORM OF FF&E ACCOUNT DISBURSEMENT REQUEST


NationsBank of Georgia, National Association
c/o AMRESCO-Institutional, Inc.
101 North Tryon Street, NC1-001-13-20
Charlotte, North Carolina, 28255
Attention: __________________

       Re: Cash Collateral Agreement dated as of June 30, 1993, as amended (the
           "Cash Collateral Agreement") by and between Marriott Diversified American Hotels, L.P. and NationsBank of Georgia, National Association (the "Lender")

 Ladies and Gentlemen:

         The undersigned, the [manager][controller] of the Hotel located in _____________________________, on behalf of the Manager hereby requests that the Lender disburse $____________ from the FF&E Account to the Manager in accordance with the payment instructions set forth below. The undersigned certifies that the amount requested will be used by the Manager to ____________________________

         Payment Instructions: _________________________________

                               _________________________________

         Terms not otherwise defined herein are used herein with the respective meanings given them in, or by reference in, the Cash Collateral Agreement.

                                      Very truly yours,


                                      -----------------------------------------
                                      Name:
                                           ------------------------------------
                                           Title:  [Manager][Controller] of the
                                                   above Hotel.


Acknowledged and Approved:            Acknowledged and Approved:

MARRIOTT INTERNATIONAL, INC             NATIONSBANK OF GEORGIA,
                                          NATIONAL ASSOCIATION


By:                                     By: AMRESCO-INSTITUTIONAL, INC., a
    ---------------------------------       Delaware corporation, its authorized
    Name:                                   agent
         ----------------------------
    Title:
          ---------------------------
                                          By:
                                             -----------------------------------
                                             Name:
                                                  ------------------------------
                                             Title: Authorized Representative

                                    ANNEX II
                  FORM OF MANAGER REPRESENTATIVE AUTHORIZATION



NationsBank of Georgia, National Association
c/o AMRESCO-Institutional, Inc.
101 North Tryon Street, NC1-001-13-20
Charlotte, North Carolina, 28255
Attention: _____________________


       Re: Cash Collateral Agreement dated as of June 30, 1993, as amended (the
           "Cash Collateral Agreement") by and between Marriott Diversified American Hotels, L.P. and NationsBank of Georgia, National Association (the "Lender")

Ladies and Gentlemen:

         The Manager hereby certifies to the Lender that the Manager has designated the officers of the Manager listed below as the only Manager Authorized Representatives authorized to acknowledge and approve an FF&E Account Disbursement Request on behalf of Marriott International, Inc.. The Manager hereby further certifies to the Lender that such officers currently hold the respective titles set forth beside their names below and their signatures set forth beside their respective titles are their genuine signatures.

         Name                  Title                Signature
         ----                  -----                ---------

         David S. Cannon       Vice President       /s/ David S. Cannon
         -----------------     ----------------     ---------------------

         Bryan J. Flanagan     Vice President       /s/ Bryan J. Flanagan
         -----------------     ----------------     ---------------------

         Paul A. Flynn         Vice President       /s/ Paul A. Flynn
         -----------------     ----------------     ---------------------

         Terms not otherwise defined herein are used herein with the respective meanings given them in, or by reference in, the Cash Collateral Agreement.

                                       Very truly yours,

                                       MARRIOTT INTERNATIONAL INC.


                                       By /s/ Carol Bruff
                                         ---------------------------------------
                                         Name: Carol Bruff
                                              ----------------------------------
                                         Title: [Assistant] Secretary

                                   ANNEX III
                  FORM OF LENDER REPRESENTATIVE AUTHORIZATION


Marriott International, Inc.
10400 Fernwood Road
Bethesda, Maryland 20058
Attention: ____________________

       Re: Cash Collateral Agreement dated as of June 30, 1993, as amended (the
           "Cash Collateral Agreement") by and between Marriott Diversified American Hotels, L.P. and NationsBank of Georgia, National Association (the "Lender")

Ladies and Gentlemen:

          The Lender hereby certifies to the Manager that the Lender has designated the individuals listed below, in the order so listed, as the only representatives of the Lender authorized to approve an FF&E Account Disbursement Request on behalf of the Lender.

         Name                  Title                Signature
         ----                  -----                ---------

         James R. Bradley      Principal            /s/ James R. Bradley
         -----------------     ----------------     ---------------------

         Michael E. Mooney     Director             /s/ Michael E. Mooney
         -----------------     ----------------     ---------------------

         G. Mark Little        Principal            /s/ G. Mark Little
         -----------------     ----------------     ---------------------

         Terms not otherwise defined herein are used herein with the respective meanings given them in, or by reference in, the Cash Collateral Agreement.

                                       Very truly yours,

                                       NATIONSBANK OF GEORGIA, NATIONAL
                                        ASSOCIATION

                                       By: AMRESCO-INSTITUTIONAL, INC., a
                                           Delaware corporation, its authorized
                                           agent


                                           By: /s/ James R. Bradley
                                              ----------------------------------
                                              Name:  James R. Bradley
                                                   -----------------------------
                                              Title:  Authorized Representative